Exhibit 99.2

INVESTOR PRESENTATION

SERIES A PREFERRED SHARE EXCHANGE FOR NEW SERIES B PREFERRED

May 2023

REGIONAL HEALTH PROPERTIES, INC.

FORWARD-LOOKING STATEMENTS

Statements contained in this presentation that are not historical facts may be forward-looking statements within the meaning of federal law. Such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "plans," "intends," "estimates," "should," "may," "anticipates" and variations of such words or similar expressions, but their absence does not mean that the statement is not forward-looking. Such forward-looking statements reflect management's beliefs and assumptions and are based upon information currently available to management and involve known and unknown risks, results, performance or achievements of Regional Health Properties, Inc., and its predecessor, AdCare Health Systems, Inc., which may differ materially from those expressed or implied in such statements. Such factors are identified in the public filings made by Regional Health Properties, Inc. with the Securities and Exchange Commission ("SEC"), including the factors discussed under the heading "Risk Factors" in its Registration Statement on Form S-4, Annual Report on Form 10-K for the year ended December 31, 2022, and Quarterly Reports on Form 10-Q and other filings with the SEC. There is no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. Except where required by law, Regional Health Properties, Inc. undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this presentation.

No Offer or Solicitation

This presentation is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Exchange Offer and Where to Find It

In connection with the proposed Exchange Offer (the "proposed transaction"), RHE filed with the SEC a registration statement on Form S-4 on February 14, 2023 (as amended on April 28, 2023, May 18, 2023 and May 22, 2023) that includes a proxy statement and that also constitutes a prospectus. The registration statement was declared effective by the SEC on May 25, 2023 at 9:00 a.m., Eastern Time. RHE filed the definitive proxy statement/prospectus in connection with the proposed transaction with the SEC. RHE commenced mailing the definitive proxy statement/prospectus to shareholders on or about May 25, 2023. RHE also filed with the SEC a joint statement on Schedule TO/13E-3 (as supplemented or amended, the "Schedule TO/13E-3") for the proposed transaction. RHE intends to file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the definitive proxy statement/prospectus or registration statement or any other document that RHE may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE SCHEDULE TO/13E-3, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT RHE AND THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the registration statement, the Schedule TO/13E-3, the definitive proxy statement/prospectus and all other documents containing important information about RHE and the proposed transaction, once such documents are filed with the SEC, including the definitive proxy statement/prospectus, through the website maintained by the SEC at *www.sec.gov*. The proxy statement/prospectus included in the registration statement and additional copies of the proxy statement/prospectus will be available for free from RHE.

Participants in the Solicitation

RHE and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of RHE, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in RHE's proxy statement for its 2022 Annual Meeting of Shareholders, which was filed with the SEC on December 30, 2022, and RHE's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on April 14, 2023. Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction by reading the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from RHE using the sources indicated above.

If you have any questions about the proposed transaction, you should contact:

Morrow Sodali LLC, as Proxy Solicitor and Information Agent

333 Ludlow Street

5th Floor, South Tower

Stamford, Connecticut 06902

Individuals call toll-free: (800) 662-5200

Banks and brokers call collect: (203) 658-9400

E-mail: RHE@investor.morrowsodali.com

WHAT IS THE PREFERRED EXCHANGE ABOUT?

Regional Health Properties is looking to exchange its Series A Preferred Shares for new Series B Preferred Shares.

Improving market conditions may create opportunities to use common stock as currency to grow into the industry dislocation caused by COVID-19 pandemic.

SERIES A PREFERRED EXCHANGE OFFER OVERVIEW

RHE is launching an offer to all holders of Series A Preferred shares to exchange into new Series B Preferred shares at an exchange ratio of 1:1

Contact Information

Website	www.regionalhealthproperties.com
Headquarters	454 Satellite Road, NW Suite 100 Suwanee GA 30024
Investor Contact	Brent Morrison, CFA Chief Executive Officer & President Brent.morrison@regionalhealthproperties.com (678) 678-4402

Key Terms of New Series B Preferred Security

- 2,811,535 shares to be issued (assuming 100% exchange)
- Senior to the Series A Preferred and Common Stock
- Initial liquidation preference of $10.00, increasing over time up to $25.00
- Dividends begin accruing in July 2027 at 12.5% per annum
- Scheduled redemption milestones through the fourth anniversary of issuance
- Rights to elect directors to RHE board upon certain defaults, including if redemption milestones are not achieved
- Penalty dividend payable in Common Stock if one million Series B Preferred shares are not redeemed within 18 months of issuance
- Optional redemption by RHE at applicable liquidation preference plus accumulated and unpaid dividends
- RHE will apply to list Series B Preferred on NYSE American

SERIES A PREFERRED SHARES ARE AN OBSTACLE TO INCREASING SHAREHOLDER VALUE

Series A Preferred shares are an impediment to increasing shareholder value for ALL shareholders

Preferred Share Overhang

OPERATIONS

- **CAN'T** cover distributions..
- Current operations don't cover Series A preferred dividend
- Prohibited from making distributions to common holders

FINANCING

- **CAN'T** raise equity…
- Severely limits access to capital markets

STRATEGY

- **CAN'T** pursue transactions…
- Effectively prohibits M&A transactions for growth
- Effectively prohibits sale of the company

AN EXCHANGE IS AN EFFICENT SOLUTION

The Exchange Offer Benefits All Stakeholders

The proposed exchange is the most efficient, cost-efficient way to improve the company's capital structure which should benefit all stakeholders.

- ✓ **Much less expensive**
- ✓ **Avoids the risks of value destruction**
- ✓ **Less distraction to management**
- ✓ **Faster process**
- ✓ **No initial dilution to common holders**

COMPELLING VALUE PROPOSITION OF EXCHANGE

The Exchange Offer Benefits the Company, its Common Holders and Preferred Holders

Benefits for Preferred Holders

- Series B becomes senior in capital structure
- Contains systematic redemption schedule
- Increasing liquidation preference over time
- Increases probability the preferred class gets redeemed
- Director nomination rights

Benefits for Company & Common Holders

- Simplifies and improves capital structure
- Removes overhang to the value of the common, benefiting all shareholders
- Increases financial flexibility
- Reduces cost of capital
- Eliminates accrual of dividends
- New currency in which to transact
- Noncash deal, preserves cash to invest in value enhancing transactions
- No initial dilution

PATH TO CREATE EQUITY VALUE


RHE Series A Preferred Historical Prices
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$10 Liquidation Preference
Value Created For Preferred Holders
10/2/2017
4/2/2018
10/2/2018
4/2/2019
10/2/2019
4/2/2020
10/2/2020
4/2/2021
10/2/2021
4/2/2022
10/2/2022
4/2/2023
Price
Liquidation Preference


1
Successful preferred exchange approved
2
Creates common value and allows RHP to access the capital markets
3
Redeem Series B at premium to historical trading level

EXCHANGE MAY CREATE PATH TO COMMON EQUITY VALUE

Common Holders May Benefit From the Reduced Preferred Liquidation Preference

	100% Exchange[1]	No Exchange
Estimated Owned Portfolio Value[2]	$95 Million	$95 Million
Less: Secured Debt[3]	$51.5 Million	$51.5 Million
Estimated Portfolio Equity[5]	$43.5 Million	$43.5 Million
Less: Preferred Equity Liquidation Preference	$28.11 Million	$118.4 Million[4 6 7]
Illustrative Common Equity Liquidation Value/Share	**$8.17[8]**	**($62.88)[8]**

1. Assumes 100% of Series A holders exchange into Series B
2. Owned portfolio value estimated using price per bed metric, $79,101 per bed applied to 1,201 owned beds in 10 Skilled Nursing Facilities and 2 Multi-Service Facilities
3. Outstanding debt balance as of March 31, 2023 from the 10-Q
4. Total liquidation preference of Series A Preferred including accrued but unpaid dividends
5. Assuming all properties are sold at a value of $79K a bed with zero transaction costs and total proceeds are used to pay off facility debt
6. $25.00 per share plus $48.1 million in accumulated and unpaid dividends as of March 31, 2023.
7. Assumes 2,811,535 shares outstanding
8. For Illustrative purposes only, assumes 1,883,028 common shares outstanding as of March 31, 2023

SHAREHOLDER APPROVAL REQUIRED

Both Preferred & Common Shareholders Need to Vote in Favor of the Exchange

The Exchange Offer will, among other things, be conditioned on:

- Two-thirds of outstanding Series A Preferred shares approve certain Charter amendments affecting the rights of the Series A Preferred
    - If the Charter amendments are adopted, approximately $49.3 million in accumulated and unpaid dividends on the Series A Preferred Stock (through May 15, 2023) will be eliminated and not paid, no further dividends on the Series A Preferred Stock will accumulate, and the stated liquidation preference per share of the Series A Preferred Stock will be reduced from $25.00 to $5.00
- Two-thirds of outstanding Series A Preferred shares approve temporarily increasing the authorized shares and creating the Series B Preferred
- Majority of outstanding Common shares and Series E Preferred shares, less any Series E Preferred shares redeemed prior to the special meeting, approve the Charter amendments and temporarily increasing the authorized shares

TRANSACTION TIMELINE

MAY 2023						
S	M	T	W	Th	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30	31			

JUNE 2023						
S	M	T	W	Th	F	S
				1	2	3
4	5	6	7	8	8	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	

May 25th	Exchange Offer Launched
June 27th	Special Meeting / Expiration Date of the Exchange Offer
June 30th	Exchange Offer Settled

INVESTOR PRESENTATION

CORPORATE OVERVIEW

INVESTOR HIGHLIGHTS

RHE is a Real Estate Holding Company Investing in Healthcare Real Estate

Portfolio of Properties

- Core portfolio that can grow in a space that is dislocated
- Long-term, triple-net leases that generate recurring rental payments
- Real estate value provides a floor on valuation

ESTABLISHED

Compelling Market Trends

- Assets trading below construction costs
- Large owners reducing exposure due to affects from COVID
- Favorable demographic trends

OPPORTUNITY

Assets and Strategy to Unlock Incremental Value

- Diversify portfolio outside of skilled nursing assets with other income generating senior housing properties
- Simplify & improve capital structure
- Continue to reduce cost of debt opportunistically

VALUE CREATION

CORE PORTFOLIO OF PROPERTIES

13 Facilities in Five States

as of March 31, 2023



OH
NC
SC
GA
AL

Seven Independent Operators

as of March 31, 2023

More than 1,300 beds



Cavalier Senior Living 7%
Aspire Regional Partners 31%
Beacon Health Management 10%
Regional Health Managed 12%
C.R. Management 18%
Vero Health Management 8%
Oak Hollow Health Care Management 14%

REGIONAL HEALTH PROPERTIES, INC.

BROAD RANGE OF OFFERINGS ALONG THE SENIOR HOUSING CONTINUUM OF CARE

Further diversifying our portfolio to include the lower end of the acuity spectrum would reduce reimbursement risk and lower the portfolio cap rate



HIGH
Acuity Level
LOW
ATTRACTIVE OPPORTUNITIES TO DIVERSIFY
Senior Living 55+
Independent Living (IL)
Assisted Living (AL)
Memory Care (MC)
Current composition of RHE portfolio
Skilled Nursing (SNF)
LOW – private pay
Reimbursement Risk
HIGH - insured

MACRO TRENDS: SUPPLY / DEMAND IMBALANCE IN SENIOR HOUSING

Supply and Demand Trends Set Up Well for Investment in Senior Housing

SUPPLY

Construction vs. inventory of Senior Housing assets in Secondary Markets is at **the lowest level since the Great Financial Crisis(GFC) of 2009**

Senior Housing Starts vs Inventory[1]


7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2008Q1
2008Q3
2009Q1
2009Q3
2010Q1
2010Q3
2011Q1
2011Q3
2012Q1
2012Q3
2013Q1
2013Q3
2014Q1
2014Q3
2015Q1
2015Q3
2016Q1
2016Q3
2017Q1
2017Q3
2018Q1
2018Q3
2019Q1
2019Q3
2020Q1
2020Q3
2021Q1
Geography: Secondary Markets Rolling 4-Quarter Starts vs. Inventory Majority AL NA NA NA
Geography: Secondary Markets Rolling 4-Quarter Starts vs. Inventory Seniors Housing NA NA NA
Geography: Secondary Markets Rolling 4-Quarter Starts vs. Inventory Majority NC NA NA NA

DEMAND

Target market of 85+ years old is
growing 5X FASTER than overall population

U.S. Population by Age Group (millions), 1900 to 2060[2]


4.6% est. growth for 85+
Projected
420
360
300
240
180
120
60
0
1900
1920
1940
1960
1980
2000
2020
2040
2060
0.7% est. growth for everyone < 85 years
Age group:
0-17
18-64
65-84
85+

[1] Source: NIC [2] Source: U.S. Census Bureau, decennial censuses and vintage 2017 population projections (2020-2060)

REGIONAL HEALTH PROPERTIES, INC.

BUSINESS AND FINANCING STRATEGIES

Pursing opportunities to leverage our platform and accelerate our business in ways that return value to ALL shareholders

Improve Existing Portfolio

- Continue to work with operators to improve facility performance
- Streamline facility expense structure
- Increase rent coverage ratios

Seize Industry Opportunities

- Opportunity to diversify outside of skilled nursing and into senior housing
- Large REITs are net sellers of Senior Housing Assets
- COVID is creating forced sellers

Simplify Capital Structure

- Complete Preferred Exchange
- Improves financial flexibility
- Excess liquidity in capital markets… timing is attractive

ATTRACTIVE DEBT MATURITY PROFILE

Solvency Risk has been Mitigated through Asset Sales, Debt Payoff/Amortization, Refinancings and Stabilization of Operating Portfolio

Debt Maturity Profile[1]

($ in thousands)



$1,477
$1,597
$2,175
$8,540
$1,435
$37,412
2023
2024
2025
2026
2027
Thereafter

Extremely low Liquidity Risk

Minimal Short-term Maturities
Weighted Average Maturity >18 years

Mostly Fixed Rate Debt
Weighted Average Cost of Debt 5.09%

Backed by Performing Real Estate Assets

[1] Before $1.4M of unamortized discounts and deferred financing costs

SENIOR MANAGEMENT TEAM

BRENT MORRISON, CFA

Chairman, Chief Executive Officer and President

- Appointed CEO in March 2019; Interim CEO prior to that beginning in October 2017
- Board Member since 2014
- Managing Director of Zuma Capital Management, LLC
- MBA from UCLA Anderson

Paul O'Sullivan, CPA, CFA

Senior Vice President of Finance

- Joined the team at Regional Health Properties in December 2020
- From February 2017 to June 2020, Vice President of Asset Management at Formation Development Group, LLC a private equity real estate development firm that specializes in senior housing development
- MBA from Georgia State University

HEADQUARTERS

Regional Health Properties
454 Satellite Blvd. NW, Suite 100
Suwanee, GA 30024
info@regionalhealthproperties.com
(678) 869-5116

INVESTOR Contact

Brent Morrison, CFA
Brent.Morrison@regionalhealthproperties.com
(678) 368-4402